UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 8, 2009
(May 5, 2009)
Date of report
(Date of earliest event reported)
UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-32473	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

1800 W. Katella Ave., Suite 102, Orange, CA	92867
(Address of Principal Executive Offices)	(Zip Code)
(714) 923-3025
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)	William C. Bousema will be terminated without cause as our Executive Vice President, Chief Financial Officer, Secretary and Treasurer effective upon our filing of a Form 15 pursuant to Rule 12(g)-4 under the Securities Exchange Act of 1934 to deregister our securities under Sections 12(g) and 15(d) of the Exchange Act.

(c)	Effective upon our filing of a Form 15 pursuant to Rule 12(g)-4 under the Securities Exchange Act of 1934 to deregister our securities under Sections 12(g) and 15(d) of the Exchange Act, Marilyn A. Lobel will be appointed as our new Vice President, Chief Financial Officer, Secretary and Treasurer. Ms. Lobel, age 56, will replace William C. Bousema who has served as our Executive Vice President, Chief Financial Officer, Secretary and Treasurer since September 16, 2008. Ms. Lobel has served as our Vice President and Corporate Controller since October 2008. From January 2008 to September 2008 she served as the chief accounting officer and corporate controller of Energy Recovery, Inc. where she lead a finance and accounting team through the initial public offering for this U.S. manufacturing company. From March 2007 to December 2007, Ms. Lobel served as corporate controller and corporate secretary of Red.Com, Inc., a privately held company that manufactures digital cinema photography equipment. From February 2006 to March 2007, Ms. Lobel served as the chief accounting officer and corporate controller of Pacific Energy Partners, L.P., a publicly-traded partnership that engaged principally in the business of gathering, transporting, storing and distributing crude oil and refined petroleum products. From June 2004 to December 2005, Ms. Lobel served as the vice president of finance and corporate controller of Biolase Technology, Inc., a public company that manufactures medical devices. From January 2004 to June 2004, Ms. Lobel was an independent financial consultant. Ms. Lobel is a Certified Public Accountant currently licensed in the state of California and holds a B.S. in Business Administration from the University of Nevada.

In connection with her appointment as our Chief Financial Officer, we have entered into an indemnification agreement with Ms. Lobel. The indemnification agreement will provide that we will indemnify Ms. Lobel to the fullest extent permitted by our articles of incorporation, bylaws and applicable Nevada law if she becomes a party to or is threatened with a legal matter arising out of her service as an officer or otherwise in a similar capacity either for us or of another entity at our request. We also agreed to advance, to the fullest extent permitted by law, to Ms. Lobel any and all expenses incurred by her in connection with any such legal matter. In addition, we agreed to maintain director and officer liability coverage in such amount as determined by our board of directors. The foregoing description of the indemnification agreement is not complete and is qualified in its entirety by reference to the full text of a form of the indemnification agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	On May 5, 2009, we filed an Amendment to the Certificate of Designation for our Series A 8% Convertible Preferred Stock with the Nevada Secretary of State to modify the terms of the Series A Preferred Stock. Section 1 of the Certificate of Designation was amended to provide for the deferral of the payment of the dividend on the Series A Preferred Stock for the calendar quarter ending June 30, 2009 until October 14, 2009, and to provide that the dividends payable at the end of the calendar quarter ending on June 30, 2009 and September 30, 2009 may be paid, at our option, in cash, by increasing the value of the Series A Preferred Stock by the amount of the accrued dividends, or by paying such accrued dividends in additional shares of our Series A Preferred Stock. Section 8(iii) of the Certificate of Designation was amended to provide that we will use our commercially reasonable best efforts to remain listed on the OTCQX Market or a similar trading and quotation platform in lieu of the previous covenant for us to use our commercially reasonable best efforts to become listed on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange. Section

8(iv) of the Certificate of Designation was amended to eliminate the covenant requiring us to implement and follow applicable corporate governance requirements and procedures under the Sarbanes Oxley Act. Section 8(v) was added to the Certificate of Designation to require us to furnish or make available to the holders of Series A Preferred Stock (i) an audited consolidated balance sheet at the close of each fiscal year and audited statements of profit and loss and cash flows for each fiscal year within 90 days after the end of each fiscal year, and (ii) an unaudited consolidated balance sheet at the end of each fiscal quarter and unaudited statements of profit and loss and cash flows for each fiscal quarter within 45 days after the end of each fiscal quarter.
Item 8.01	Other Events.
On May 8, 2009, we issued a press release announcing the listing of our common stock on the OTCQX Market, the upcoming appointment of Marilyn Lobel as our new Chief Financial Officer, and our intention to file a Form 15 “Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 And 15(d) of the Securities Exchange Act of 1934” no later than May 14, 2009 pursuant to Rule 12(g)-4 under the Securities Exchange Act of 1934 to deregister our securities under Sections 12(g) and 15(d) of the Exchange Act and to discontinue filing certain reports with the U.S. Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.
A copy of the press release is attached as Exhibit 99.1 to this current report and hereby incorporated into this current report by this reference.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Certificate of Designation for the Series A Preferred Stock.

10.1	Indemnification Agreement dated May 6, 2009 by and between United Fuel & Energy Corporation and Marilyn A. Lobel.

99.1	Press Release dated May 8, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION
Date: May 8, 2009	By:	/s/ Frank P. Greinke
Frank P. Greinke
Chief Executive Officer and Chairman of the Board